Ohio National Fund, Inc.

Supplement dated October 3, 2022

to the Prospectus dated April 29, 2022

The following supplements and amends the prospectus dated April 29, 2022, as previously supplemented:

ON Moderately Conservative Model Portfolio

ON Balanced Model Portfolio

ON Moderate Growth Model Portfolio

ON Growth Model Portfolio

The information under the heading “Management” for each of the above referenced portfolios is deleted in its entirety and replaced with the following:

Ohio National Investments, Inc. serves as the investment adviser for the Portfolio. Gary Rodmaker, CFA, FLMI, Senior Vice President, Fixed Income Securities for Ohio National Life, has been a portfolio manager for the Portfolio since March 2017.

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Please retain this supplement with your Prospectus for future reference.